UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 22, 2005

THE GREENBRIER COMPANIES, INC.

(Exact name of registrant as specified in its charter)

Commission File No. 1-13146

Delaware (State of Incorporation)	93-0816972 (I.R.S. Employer Identification No.)

One Centerpointe Drive, Suite 200, Lake Oswego, OR    97035

                 (Address of principal executive offices)                (Zip Code)

(503) 684-7000

(Registrant’s telephone number, including area code)

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

     (d) At its meeting on June 30, 2005, the Board of Directors of The Greenbrier Companies, Inc. (the “Company”) determined to invite Mr. Charles J. Swindells to join its Board, subject to Mr. Swindells’ acceptance. Mr. Swindells accepted the appointment on July 22, 2005 and will commence service on September 1, 2005. Mr. Swindells has not yet been assigned to serve on any committee of the Board of Directors.

     Attached as Exhibit 99.1 and incorporated by reference herein is a copy of the Company’s announcement regarding the election of Mr. Swindells to the Board of Directors.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits:

99.1 Press Release dated July 22, 2005 entitled “Greenbrier elects Charles J. Swindells to Board of Directors”

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE GREENBRIER COMPANIES, INC.
Date: July 22, 2005	By:	/s/ Larry G. Brady
Larry G. Brady
Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)